SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 26, 1996
                                                ----------------------


                             NORTEK, INC.
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          (Exact name of registrant as specified in its charter)



         Delaware                  1-6112               05-0314991
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(State or Other Jurisdiction    (Commission          (IRS Employer
of Incorporation)               File Number)         Identification No.)




50 Kennedy Plaza, Providence, RI  02903-2360
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           (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:     (401) 751-1600
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                                   N/A
       (Former name or former address, if changed since last report)





Item 5.   Other Events
          ------------

           On April 26, 1996, the Board of Directors of Nortek, Inc. (the "Company") and a Special Committee of the Board, after receiving investment advice from independent financial advisers, approved the repurchase of 1,189,809 shares of its Common Stock, $1.00 par value, from three directors, Dennis J. McGillicuddy, D. Stevens McVoy and Barry Silverstein. The purchase price was $17 per share or a total of approximately $20.2 million.

           The three directors, who no longer have an economic interest in the Company, have resigned as directors.

          The Company's press release announcing the repurchase is attached as an exhibit hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
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(c)  Exhibits:
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     1.   Press Release of the Company dated April 26, 1996.


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTEK, INC.


Date:  April 29, 1996              By: /s/Richard L. Bready
                                   ----------------------
                                     Richard L. Bready
                                     Chairman